UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2008

RENOVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive

South San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 266-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition.

On May 2, 2008, Renovis, Inc. (“Renovis”) issued a press release announcing the closing of the merger and related transactions described in the Agreement and Plan of Merger, dated as of September 18, 2007, made and entered into by and between Evotec AG, a corporation organized and existing under the laws of the Federal Republic of Germany, and Renovis, as amended to date.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01	Other Events.

See Item 2.01 above.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Renovis, Inc. dated May 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVIS, INC.

Date: May 2, 2008	By:	/s/ Klaus Maleck
Klaus Maleck
Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 2, 2008.